Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2025

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	169	206	241	259	156	169	156	-8%
U.S. Businesses	805	1,023	1,040	860	931	805	931	16%
International Businesses	896	702	766	742	848	896	848	-5%
Corporate and Other	(435)	(371)	(487)	(490)	(415)	(435)	(415)	5%
Total adjusted operating income (loss) before income taxes	1,435	1,560	1,560	1,371	1,520	1,435	1,520	6%
Income taxes, applicable to adjusted operating income	320	363	352	303	332	320	332	4%
After-tax adjusted operating income (loss)	1,115	1,197	1,208	1,068	1,188	1,115	1,188	7%
Income (loss) attributable to Prudential Financial, Inc.	1,138	1,198	448	(57)	707	1,138	707	-38%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.7%	13.5%	13.6%	12.2%	13.8%	12.7%	13.8%
Return on Average Equity (based on net income (loss))	16.5%	17.4%	6.1%	-0.8%	9.8%	16.5%	9.8%
Distributions to Shareholders
Dividends paid	476	475	471	470	486	476	486	2%
Share repurchases	250	250	250	250	250	250	250	—%
Total capital returned	726	725	721	720	736	726	736	1%
Per Share Data
Net income (loss) - diluted (2)	3.12	3.28	1.24	(0.17)	1.96	3.12	1.96	-37%
Adjusted Operating Income - diluted	3.05	3.28	3.33	2.96	3.29	3.05	3.29	8%
Shareholder dividends	1.30	1.30	1.30	1.30	1.35	1.30	1.35	4%
GAAP book value - diluted	75.00	77.51	84.47	77.62	83.59
Adjusted book value - diluted (3)	97.03	98.42	98.71	95.82	96.37
Shares Outstanding
Weighted average number of common shares - basic	359.0	358.8	356.9	355.4	354.3	359.0	354.3	-1%
Weighted average number of common shares - diluted	360.5	360.5	358.7	357.3	356.1	360.5	356.1	-1%
End of period common shares - basic	359.1	357.7	355.9	354.6	354.0
End of period common shares - diluted	362.8	361.4	360.1	359.1	357.5

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended December 31, 2024 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2024 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	3.05	3.28	3.33	2.96	3.29	3.05	3.29
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(0.17)	0.49	(2.05)	(4.27)	(0.69)	(0.17)	(0.69)
Change in value of market risk benefits, net of related hedging gains (losses)	0.34	(0.82)	(0.41)	(0.22)	(0.99)	0.34	(0.99)
Market experience updates	(0.09)	0.13	(0.35)	0.17	0.11	(0.09)	0.11
Divested and Run-off Businesses:
Closed Block division	(0.01)	(0.17)	0.01	(0.15)	(0.06)	(0.01)	(0.06)
Other Divested and Run-off Businesses	(0.10)	0.11	0.13	(0.06)	(0.14)	(0.10)	(0.14)
Difference in earnings allocated to participating unvested share-based payment awards	—	—	0.02	0.02	0.02	—	0.02
Other adjustments (1)	(0.02)	(0.01)	(0.01)	(0.01)	0.08	(0.02)	0.08
Total reconciling items, before income taxes	(0.05)	(0.27)	(2.66)	(4.52)	(1.67)	(0.05)	(1.67)
Income taxes, not applicable to adjusted operating income	(0.12)	(0.27)	(0.57)	(1.39)	(0.34)	(0.12)	(0.34)
Total reconciling items, after income taxes	0.07	—	(2.09)	(3.13)	(1.33)	0.07	(1.33)
Net income (loss) attributable to Prudential Financial, Inc.	3.12	3.28	1.24	(0.17)	1.96	3.12	1.96
Weighted average number of outstanding common shares - basic	359.0	358.8	356.9	355.4	354.3	359.0	354.3
Weighted average number of outstanding common shares - diluted	360.5	360.5	358.7	357.3	356.1	360.5	356.1
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,138	1,198	448	(57)	707	1,138	707
Less: Earnings allocated to participating unvested share-based payment awards	15	14	5	5	10	15	10
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,123	1,184	443	(62)	697	1,123	697
After-tax adjusted operating income (loss)	1,115	1,197	1,208	1,068	1,188	1,115	1,188
Less: Earnings allocated to participating unvested share-based payment awards	15	13	13	12	16	15	16
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,100	1,184	1,195	1,056	1,172	1,100	1,172

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024				2025
	1Q	2Q	3Q	4Q	1Q

Capitalization Data (1):
Senior debt:
Short-term debt	585	588	950	953	1,406
Long-term debt	10,786	10,771	10,487	10,600	10,949
Junior subordinated long-term debt	8,582	8,582	8,589	8,587	8,591
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	27,209	28,013	30,416	27,872	29,883
Less: Accumulated other comprehensive income (AOCI)	(7,661)	(7,444)	(4,844)	(6,711)	(4,741)
GAAP book value excluding AOCI (2)	34,870	35,457	35,260	34,583	34,624
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	14	178	(238)	141	62
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(345)	(291)	(49)	34	108
Adjusted book value	35,201	35,570	35,547	34,408	34,454
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	75.00	77.51	84.47	77.62	83.59
GAAP book value excluding AOCI per share - diluted (2)	96.11	98.11	97.92	96.30	96.85
Adjusted book value per common share - diluted	97.03	98.42	98.71	95.82	96.37
End of period number of common shares - diluted	362.8	361.4	360.1	359.1	357.5
Common Stock Price Range (based on closing price):
High	117.40	121.31	127.32	129.52	122.33
Low	101.84	107.35	105.53	114.59	105.04
Close	117.40	117.19	121.10	118.53	111.68
Common Stock market capitalization (1)	42,158	41,919	43,099	42,031	39,535

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

OPERATIONS HIGHLIGHTS

	2024				2025
	1Q	2Q	3Q	4Q	1Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party (3)	596.9	585.2	610.3	601.1	620.2
Retail customers - Third Party (3)	228.1	234.5	245.1	244.9	240.6
Affiliated (3)	516.4	508.4	544.5	529.2	524.5
Total PGIM	1,341.4	1,328.1	1,399.9	1,375.2	1,385.3
U.S. Businesses	126.3	124.6	128.6	112.6	111.3
International Businesses	18.2	17.9	18.1	18.4	19.3
Corporate and Other	10.4	11.4	11.3	6.2	6.2
Total assets under management	1,496.3	1,482.0	1,557.9	1,512.4	1,522.1
Assets under administration	182.6	183.9	189.8	173.5	180.4
Total assets under management and administration	1,678.9	1,665.9	1,747.7	1,685.9	1,702.5
Distribution Representatives (1):
Prudential Advisors	2,752	2,821	2,877	2,794	2,906
Life Planners	5,855	5,836	5,900	6,035	6,175
Life Consultants	6,792	6,724	6,861	6,844	6,840

__________
(1) As of end of period.
(2) At fair market value.
(3) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	15,006	7,277	12,527	5,935	6,446	15,006	6,446	-57%
Policy charges and fee income	1,056	1,061	1,098	1,062	1,108	1,056	1,108	5%
Net investment income	4,120	4,218	4,436	4,601	4,519	4,120	4,519	10%
Asset management fees, commissions and other income	1,524	1,293	1,428	1,411	1,339	1,524	1,339	-12%
Total revenues	21,706	13,849	19,489	13,009	13,412	21,706	13,412	-38%
Benefits and expenses (1):
Insurance and annuity benefits	15,774	8,137	13,321	6,843	7,344	15,774	7,344	-53%
Change in estimates of liability for future policy benefits	15	(29)	66	56	(14)	15	(14)	-193%
Interest credited to policyholders' account balances	902	952	1,038	1,057	1,083	902	1,083	20%
Interest expense	529	480	485	525	522	529	522	-1%
Deferral of acquisition costs	(647)	(614)	(636)	(704)	(684)	(647)	(684)	-6%
Amortization of acquisition costs	362	363	356	364	376	362	376	4%
Operating expenses (2)	1,832	1,511	1,717	1,810	1,624	1,832	1,624	-11%
Variable expenses (2)	1,504	1,489	1,582	1,687	1,641	1,504	1,641	9%
Total benefits and expenses	20,271	12,289	17,929	11,638	11,892	20,271	11,892	-41%
Adjusted operating income (loss) before income taxes	1,435	1,560	1,560	1,371	1,520	1,435	1,520	6%
Income taxes, applicable to adjusted operating income	320	363	352	303	332	320	332	4%
After-tax adjusted operating income	1,115	1,197	1,208	1,068	1,188	1,115	1,188	7%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(63)	175	(737)	(1,525)	(246)	(63)	(246)	-290%
Change in value of market risk benefits, net of related hedging gains (losses)	123	(297)	(146)	(77)	(351)	123	(351)	-385%
Market experience updates	(32)	47	(127)	60	39	(32)	39	222%
Divested and Run-off Businesses:
Closed Block division	(3)	(60)	2	(52)	(22)	(3)	(22)	-633%
Other Divested and Run-off Businesses	(35)	38	47	(20)	(51)	(35)	(51)	-46%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(27)	(43)	(43)	97	3	(27)	3	111%
Other adjustments (3)	(8)	(5)	(3)	(3)	28	(8)	28	450%
Total reconciling items, before income taxes	(45)	(145)	(1,007)	(1,520)	(600)	(45)	(600)	-1233%
Income taxes, not applicable to adjusted operating income	(31)	(99)	(212)	(489)	(125)	(31)	(125)	-303%
Total reconciling items, after income taxes	(14)	(46)	(795)	(1,031)	(475)	(14)	(475)	-3293%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	1,390	1,415	553	(149)	920	1,390	920	-34%
Income tax expense (benefit)	289	264	140	(186)	207	289	207	-28%
Income (loss) before equity in earnings of joint ventures and other operating entities	1,101	1,151	413	37	713	1,101	713	-35%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	37	47	35	(94)	(6)	37	(6)	-116%
Income (loss) attributable to Prudential Financial, Inc.	1,138	1,198	448	(57)	707	1,138	707	-38%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	13	(27)	3	130	35	13	35	169%
Net income (loss)	1,151	1,171	451	73	742	1,151	742	-36%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	13	(27)	3	130	35	13	35	169%
Net income (loss) attributable to Prudential Financial, Inc.	1,138	1,198	448	(57)	707	1,138	707	-38%
____________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 33-35 for reconciliation.
(2) Prior period amounts have been updated to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2024	06/30/2024	09/30/2024	12/31/2024	03/31/2025

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	318,510	311,092	340,730	311,570	315,914
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	—	—	—	—	—
Fixed maturities, trading, at fair value	10,288	10,250	12,065	12,530	13,278
Assets supporting experience-rated contractholder liabilities, at fair value	3,359	3,351	3,654	3,707	3,769
Equity securities, at fair value	7,224	7,098	6,771	9,417	8,720
Commercial mortgage and other loans	58,781	60,243	62,573	62,341	62,694
Policy loans	9,907	9,739	9,947	9,795	9,876
Other invested assets	24,227	24,634	25,367	26,351	26,739
Short-term investments	5,953	6,241	8,010	9,069	8,716
Total investments	438,249	432,648	469,117	444,780	449,706
Cash and cash equivalents	18,735	17,111	20,198	18,497	16,063
Accrued investment income	3,361	3,434	3,566	3,441	3,383
Deferred policy acquisition costs	20,613	20,564	21,182	20,448	20,790
Value of business acquired	484	446	488	435	446
Market risk benefit assets	2,225	2,233	2,134	2,331	2,139
Reinsurance recoverables and deposit receivables	27,929	27,746	29,633	37,680	43,982
Income tax assets	958	856	479	866	300
Other assets (1)	13,293	13,414	13,090	13,737	14,262
Separate account assets	200,064	196,859	200,550	193,372	188,191
Total assets	725,911	715,311	760,437	735,587	739,262
Liabilities:
Future policy benefits	272,790	262,330	285,474	268,912	269,969
Policyholders' account balances	151,810	154,991	164,088	166,254	170,278
Market risk benefit liabilities	4,624	4,592	5,178	4,455	5,021
Reinsurance and funds withheld payables	15,746	15,604	17,443	17,084	17,347
Securities sold under agreements to repurchase	6,563	6,929	7,455	6,796	7,549
Cash collateral for loaned securities	6,978	7,050	8,471	9,621	9,507
Income tax liabilities	—	—	—	—	—
Short-term debt	585	588	950	953	1,406
Long-term debt	19,368	19,353	19,076	19,187	19,540
Other liabilities	16,749	15,621	17,578	17,397	16,789
Notes issued by consolidated variable interest entities	1,132	1,174	1,456	1,430	1,443
Separate account liabilities	200,064	196,859	200,550	193,372	188,191
Total liabilities	696,409	685,091	727,719	705,461	707,040
Mezzanine Equity:
Redeemable noncontrolling interests (1)	2,004	1,927	2,027	1,939	2,019
Total mezzanine equity	2,004	1,927	2,027	1,939	2,019
Equity:
Accumulated other comprehensive income (loss)	(7,661)	(7,444)	(4,844)	(6,711)	(4,741)
Other equity (2)	34,870	35,457	35,260	34,583	34,624
Total Prudential Financial, Inc. equity	27,209	28,013	30,416	27,872	29,883
Noncontrolling interests (1)	289	280	275	315	320
Total equity	27,498	28,293	30,691	28,187	30,203
Total liabilities, mezzanine equity and equity	725,911	715,311	760,437	735,587	739,262

____________
(1) Prior period amounts have been updated to conform to current period presentation.
(2) Includes $62 million, $141 million, $(238) million, $178 million and $14 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	449,706	47,236	402,470	2,663	209,666	158,697	31,444
Deferred policy acquisition costs	20,790	153	20,637	—	11,807	9,410	(580)
Other assets	80,575	1,120	79,455	4,641	52,143	18,425	4,246
Separate account assets	188,191	—	188,191	28,603	163,263	—	(3,675)
Total assets	739,262	48,509	690,753	35,907	436,879	186,532	31,435
Liabilities:
Future policy benefits	269,969	42,173	227,796	—	118,160	100,892	8,744
Policyholders' account balances	170,278	4,324	165,954	—	104,722	57,190	4,042
Debt	20,946	—	20,946	1,787	4,659	181	14,319
Other liabilities	57,656	3,622	54,034	2,022	29,682	8,497	13,833
Separate account liabilities	188,191	—	188,191	28,603	163,263	—	(3,675)
Total liabilities	707,040	50,119	656,921	32,412	420,486	166,760	37,263
Mezzanine Equity:
Redeemable noncontrolling interests	2,019	—	2,019	563	—	—	1,456
Total mezzanine equity	2,019	—	2,019	563	—	—	1,456
Equity:
Accumulated other comprehensive income (loss)	(4,741)	(154)	(4,587)	(121)	(1,070)	(1,117)	(2,279)
Other equity (1)	34,624	(1,471)	36,095	2,923	17,382	20,855	(5,065)
Total Prudential Financial, Inc. equity	29,883	(1,625)	31,508	2,802	16,312	19,738	(7,344)
Noncontrolling interests	320	15	305	130	81	34	60
Total equity	30,203	(1,610)	31,813	2,932	16,393	19,772	(7,284)
Total liabilities, mezzanine equity and equity	739,262	48,509	690,753	35,907	436,879	186,532	31,435

	As of December 31, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	444,780	47,466	397,314	2,624	204,091	159,678	30,921
Deferred policy acquisition costs	20,448	156	20,292	—	11,551	9,304	(563)
Other assets	76,987	1,193	75,794	4,775	54,982	11,056	4,981
Separate account assets	193,372	—	193,372	28,645	168,299	—	(3,572)
Total assets	735,587	48,815	686,772	36,044	438,923	180,038	31,767
Liabilities:
Future policy benefits	268,912	42,464	226,448	—	118,110	99,699	8,639
Policyholders' account balances	166,254	4,359	161,895	—	102,940	54,855	4,100
Debt	20,140	—	20,140	1,593	4,805	129	13,613
Other liabilities	56,783	3,632	53,151	2,393	28,793	7,570	14,395
Separate account liabilities	193,372	—	193,372	28,645	168,299	—	(3,572)
Total liabilities	705,461	50,455	655,006	32,631	422,947	162,253	37,175
Mezzanine Equity:
Redeemable noncontrolling interest	1,939	—	1,939	543	—	—	1,396
Total mezzanine equity	1,939	—	1,939	543	—	—	1,396
Equity:
Accumulated other comprehensive income (loss)	(6,711)	(188)	(6,523)	(154)	(1,569)	(2,302)	(2,498)
Other equity (1)	34,583	(1,463)	36,046	2,883	17,465	20,057	(4,359)
Total Prudential Financial, Inc. equity	27,872	(1,651)	29,523	2,729	15,896	17,755	(6,857)
Noncontrolling interests	315	11	304	141	80	30	53
Total equity	28,187	(1,640)	29,827	2,870	15,976	17,785	(6,804)
Total liabilities, mezzanine equity and equity	735,587	48,815	686,772	36,044	438,923	180,038	31,767

____________
(1) Corporate and Other includes $62 million and $141 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of March 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2025				As of December 31, 2024
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	347	6,187	7,591	14,125	347	5,890	7,588	13,825
Operating Debt	1,024	4,354	1,000	6,378	521	4,355	999	5,875
Limited recourse and non-recourse borrowing	35	408	—	443	85	355	—	440
Total Debt	1,406	10,949	8,591	20,946	953	10,600	8,587	20,140

	As of March 31, 2025				As of December 31, 2024
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,737	347	41	14,125	13,438	347	40	13,825
Operating Debt	5,878	500	—	6,378	5,380	495	—	5,875
Limited recourse and non-recourse borrowing	—	35	408	443	—	85	355	440
Total Debt	19,615	882	449	20,946	18,818	927	395	20,140

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $347 million of surplus notes as of both March 31, 2025 and December 31, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	(43)	14	16	28	20	(43)	20	147%
Asset management fees, commissions and other income	1,033	949	1,005	1,090	965	1,033	965	-7%
Total revenues	990	963	1,021	1,118	985	990	985	-1%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	24	26	30	25	21	24	21	-13%
Deferral of acquisition costs	(1)	—	—	—	—	(1)	—	100%
Amortization of acquisition costs	1	—	1	—	—	1	—	-100%
Operating expenses (2)	494	445	442	460	504	494	504	2%
Variable expenses (2)	303	286	307	374	304	303	304	—%
Total benefits and expenses	821	757	780	859	829	821	829	1%
Adjusted operating income (loss) before income taxes	169	206	241	259	156	169	156	-8%
Total revenues	990	963	1,021	1,118	985	990	985	-1%
Less: Passthrough distribution revenue	21	22	23	22	21	21	21	—%
Less: Revenue associated with consolidations	23	10	24	84	18	23	18	-22%
Total adjusted revenues (3)	946	931	974	1,012	946	946	946	—%
Adjusted operating margin (3)(4)	17.9%	22.1%	24.7%	25.6%	16.5%	17.9%	16.5%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Prior period amounts have been updated to conform to current period presentation.
(3) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(4) Reported Operating Margin based on total revenues is 15.8%, 23.2%, 23.6%, 21.4%, and 17.1% for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	774	777	803	825	828	774	828	7%
Other related revenues (1)	93	71	90	176	38	93	38	-59%
Service, distribution and other revenues	123	115	128	117	119	123	119	-3%
Total PGIM revenues	990	963	1,021	1,118	985	990	985	-1%
Analysis of asset management fees by source:
Institutional customers - Third Party (2)	368	365	373	378	387	368	387	5%
Retail customers - Third Party (2)	204	212	221	231	225	204	225	10%
Affiliated (2)	202	200	209	216	216	202	216	7%
Total asset management fees	774	777	803	825	828	774	828	7%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	March 31, 2025
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	69.2	447.5	68.4	33.7	1.4	620.2
Retail customers - Third Party	95.0	142.8	0.2	0.3	2.3	240.6
Affiliated	33.8	266.4	62.0	87.8	74.5	524.5
Total	198.0	856.7	130.6	121.8	78.2	1,385.3

	March 31, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party (2)	65.7	427.3	67.3	35.1	1.5	596.9
Retail customers - Third Party (2)	100.8	121.9	2.3	0.9	2.2	228.1
Affiliated (2)	35.4	275.3	57.7	78.0	70.0	516.4
Total	201.9	824.5	127.3	114.0	73.7	1,341.4
__________
(1) Other related revenues, net of related expenses are $19 million, $66 million, $45 million, $39 million, and $56 million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Institutional Customers - Third Party - Assets Under Management (at fair market value): (1)
Beginning assets under management	562.7	596.9	585.2	610.3	601.1	562.7	601.1
Additions	45.2	16.9	15.7	23.6	23.8	45.2	23.8
Withdrawals	(17.7)	(24.5)	(18.8)	(22.8)	(19.2)	(17.7)	(19.2)
Net institutional additions (withdrawals), excluding distributions and money market activity	27.5	(7.6)	(3.1)	0.8	4.6	27.5	4.6
Distributions (2)	(1.4)	(1.3)	(1.4)	(1.3)	(1.2)	(1.4)	(1.2)
Change in market value	3.2	0.9	30.6	(14.6)	6.6	3.2	6.6
Net money market flows	0.2	(0.1)	(2.8)	(0.9)	1.7	0.2	1.7
Other (3)(4)	4.7	(3.6)	1.8	6.8	7.4	4.7	7.4
Ending assets under management	596.9	585.2	610.3	601.1	620.2	596.9	620.2
Retail Customers - Third Party - Assets Under Management (at fair market value): (1)
Beginning assets under management	215.5	228.1	234.5	245.1	244.9	215.5	244.9
Additions	15.7	14.5	16.4	19.0	17.7	15.7	17.7
Withdrawals	(15.2)	(15.1)	(15.1)	(18.8)	(17.9)	(15.2)	(17.9)
Net retail additions (withdrawals), excluding money market activity	0.5	(0.6)	1.3	0.2	(0.2)	0.5	(0.2)
Change in market value	12.2	6.7	9.4	1.4	(5.5)	12.2	(5.5)
Net money market flows	0.3	0.5	0.2	0.7	1.8	0.3	1.8
Other	(0.4)	(0.2)	(0.3)	(2.5)	(0.4)	(0.4)	(0.4)
Ending assets under management	228.1	234.5	245.1	244.9	240.6	228.1	240.6
Affiliated - Assets Under Management (at fair market value): (1)
Beginning assets under management	519.9	516.4	508.4	544.5	529.2	519.9	529.2
Additions	26.9	19.1	23.7	55.7	20.6	26.9	20.6
Withdrawals	(19.7)	(17.2)	(17.2)	(46.8)	(20.7)	(19.7)	(20.7)
Net affiliated additions (withdrawals), excluding distributions and money market activity	7.2	1.9	6.5	8.9	(0.1)	7.2	(0.1)
Distributions (2)	(0.1)	(0.1)	(0.1)	—	(0.1)	(0.1)	(0.1)
Change in market value	3.5	(3.1)	24.8	(14.4)	3.9	3.5	3.9
Net money market flows	(3.2)	(2.7)	(2.2)	3.5	(5.3)	(3.2)	(5.3)
Other (3)	(10.9)	(4.0)	7.1	(13.3)	(3.1)	(10.9)	(3.1)
Ending assets under management	516.4	508.4	544.5	529.2	524.5	516.4	524.5

__________
(1) Prior period amounts have been updated to conform to current period presentation.
(2) Reflects income and dividend distributions related to private alternative funds and collateralized loan obligations.
(3) First quarter 2024 includes $5.8 billion related to the reinsurance of certain guaranteed universal life policies to Somerset Reinsurance Ltd., fourth quarter 2024 includes $7.0 billion related to the reinsurance of certain guaranteed universal life policies to Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited, and first quarter 2025 includes $6.1 billion related to the reinsurance of certain Japanese whole life policies to Prismic Life Reinsurance, Ltd, which were transferred from affiliated to institutional assets under management.
(4) Second quarter 2024 includes a decrease of assets associated with PGIM Wadhwani LLP, a business now reflected in Divested and Run-off Businesses and included in Corporate and Other assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	11,869	4,282	9,686	3,272	3,398	11,869	3,398	-71%
Policy charges and fee income	990	995	1,029	996	1,035	990	1,035	5%
Net investment income	2,478	2,528	2,666	2,731	2,700	2,478	2,700	9%
Asset management fees, commissions and other income	636	605	599	580	573	636	573	-10%
Total revenues	15,973	8,410	13,980	7,579	7,706	15,973	7,706	-52%
Benefits and expenses (1):
Insurance and annuity benefits	13,007	5,692	10,743	4,384	4,563	13,007	4,563	-65%
Change in estimates of liability for future policy benefits	(9)	(381)	64	53	(11)	(9)	(11)	-22%
Interest credited to policyholders' account balances	601	643	703	708	724	601	724	20%
Interest expense	333	282	294	330	295	333	295	-11%
Deferral of acquisition costs	(370)	(402)	(416)	(462)	(411)	(370)	(411)	-11%
Amortization of acquisition costs	212	212	213	216	227	212	227	7%
Operating expenses (2)	577	505	480	572	529	577	529	-8%
Variable expenses (2)	817	836	859	918	859	817	859	5%
Total benefits and expenses	15,168	7,387	12,940	6,719	6,775	15,168	6,775	-55%
Adjusted operating income (loss) before income taxes	805	1,023	1,040	860	931	805	931	16%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	10,325	2,769	8,153	1,776	1,765	10,325	1,765	-83%
Policy charges and fee income	312	320	320	315	297	312	297	-5%
Net investment income	1,536	1,638	1,764	1,846	1,872	1,536	1,872	22%
Asset management fees, commissions and other income	586	568	554	538	509	586	509	-13%
Total revenues	12,759	5,295	10,791	4,475	4,443	12,759	4,443	-65%
Benefits and expenses (1):
Insurance and annuity benefits	10,898	3,757	8,768	2,470	2,467	10,898	2,467	-77%
Change in estimates of liability for future policy benefits	11	(468)	47	42	(19)	11	(19)	-273%
Interest credited to policyholders' account balances	355	398	467	483	507	355	507	43%
Interest expense	31	28	36	20	30	31	30	-3%
Deferral of acquisition costs	(169)	(179)	(186)	(187)	(209)	(169)	(209)	-24%
Amortization of acquisition costs	95	100	102	108	115	95	115	21%
Operating expenses (2)	208	202	186	213	215	208	215	3%
Variable expenses (2)	449	468	473	475	461	449	461	3%
Total benefits and expenses	11,878	4,306	9,893	3,624	3,567	11,878	3,567	-70%
Adjusted operating income (loss) before income taxes	881	989	898	851	876	881	876	-1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums (2)	10,297	2,758	8,134	1,758	1,745	10,297	1,745	-83%
Policy charges and fee income	6	8	10	9	7	6	7	17%
Net investment income	1,092	1,142	1,199	1,241	1,243	1,092	1,243	14%
Asset management fees, commissions and other income	143	133	130	135	110	143	110	-23%
Total revenues	11,538	4,041	9,473	3,143	3,105	11,538	3,105	-73%
Benefits and expenses (1):
Insurance and annuity benefits	10,858	3,718	8,742	2,434	2,437	10,858	2,437	-78%
Change in estimates of liability for future policy benefits	(3)	(456)	41	42	(25)	(3)	(25)	-733%
Interest credited to policyholders' account balances	154	153	177	180	182	154	182	18%
Interest expense	17	9	12	(7)	17	17	17	—%
Deferral of acquisition costs	(19)	(15)	(23)	(23)	(27)	(19)	(27)	-42%
Amortization of acquisition costs	2	2	4	3	6	2	6	200%
Operating expenses (3)	63	60	51	57	71	63	71	13%
Variable expenses (3)	25	20	31	30	32	25	32	28%
Total benefits and expenses	11,097	3,491	9,035	2,716	2,693	11,097	2,693	-76%
Adjusted operating income (loss) before income taxes	441	550	438	427	412	441	412	-7%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $0.0 billion, $0.1 billion, $6.4 billion, $1.1 billion and $8.8 billion for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
(3) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Beginning total account value	267,654	274,630	274,128	287,829	288,202	267,654	288,202
Additions	10,990	4,011	11,081	10,249	7,051	10,990	7,051
Withdrawals and benefits	(6,417)	(6,164)	(6,619)	(6,127)	(6,642)	(6,417)	(6,642)
Net flows	4,573	(2,153)	4,462	4,122	409	4,573	409
Change in market value, interest credited and interest income	2,655	1,919	4,476	1,540	2,804	2,655	2,804
Other (1)	(252)	(268)	4,763	(5,289)	2,515	(252)	2,515
Ending total account value, gross	274,630	274,128	287,829	288,202	293,930	274,630	293,930
Reinsurance ceded	(9,179)	(9,129)	(9,062)	(9,011)	(8,952)	(9,179)	(8,952)
Ending total account value, net	265,451	264,999	278,767	279,191	284,978	265,451	284,978
Amounts included in ending total account value, net above:
Investment-only stable value wraps	62,842	61,455	62,189	61,286	61,302
International reinsurance (2)	102,049	102,465	108,927	108,882	115,533
Group annuities and other products	100,560	101,079	107,651	109,023	108,143
Ending total account value, net	265,451	264,999	278,767	279,191	284,978

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	28	11	19	18	20	28	20	-29%
Policy charges and fee income	306	312	310	306	290	306	290	-5%
Net investment income	444	496	565	605	629	444	629	42%
Asset management fees, commissions and other income	443	435	424	403	399	443	399	-10%
Total revenues	1,221	1,254	1,318	1,332	1,338	1,221	1,338	10%
Benefits and expenses (1):
Insurance and annuity benefits	40	39	26	36	30	40	30	-25%
Change in estimates of liability for future policy benefits	14	(12)	6	—	6	14	6	-57%
Interest credited to policyholders' account balances	201	245	290	303	325	201	325	62%
Interest expense	14	19	24	27	13	14	13	-7%
Deferral of acquisition costs	(150)	(164)	(163)	(164)	(182)	(150)	(182)	-21%
Amortization of acquisition costs	93	98	98	105	109	93	109	17%
Operating expenses (2)	145	142	135	156	144	145	144	-1%
Variable expenses (2)	424	448	442	445	429	424	429	1%
Total benefits and expenses	781	815	858	908	874	781	874	12%
Adjusted operating income (loss) before income taxes	440	439	460	424	464	440	464	5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,727	2,219	2,244	2,513	2,334	1,727	2,334
Investment Only VA (2)	28	39	28	67	34	28	34
Fixed	1,550	1,221	1,346	1,056	1,105	1,550	1,105
Total	3,305	3,479	3,618	3,636	3,473	3,305	3,473
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	30,655	35,257	39,108	43,729	47,204	30,655	47,204
Sales	3,305	3,479	3,618	3,636	3,473	3,305	3,473
Full surrenders and death benefits	(281)	(322)	(351)	(394)	(437)	(281)	(437)
Sales, net of full surrenders and death benefits	3,024	3,157	3,267	3,242	3,036	3,024	3,036
Partial withdrawals and other benefit payments	(181)	(184)	(184)	(243)	(283)	(181)	(283)
Net flows	2,843	2,973	3,083	2,999	2,753	2,843	2,753
Change in market value, interest credited, and other	1,770	891	1,554	494	(1,116)	1,770	(1,116)
Policy charges	(11)	(13)	(16)	(18)	(24)	(11)	(24)
Ending total account value, gross	35,257	39,108	43,729	47,204	48,817	35,257	48,817
Reinsurance ceded	(1,986)	(2,205)	(2,494)	(2,755)	(3,144)	(1,986)	(3,144)
Ending total account value, net	33,271	36,903	41,235	44,449	45,673	33,271	45,673
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	99,053	99,443	96,267	97,116	91,435	99,053	91,435
Sales	9	7	6	7	6	9	6
Full surrenders and death benefits	(2,284)	(2,467)	(2,510)	(2,484)	(2,455)	(2,284)	(2,455)
Sales, net of full surrenders and death benefits	(2,275)	(2,460)	(2,504)	(2,477)	(2,449)	(2,275)	(2,449)
Partial withdrawals and other benefit payments	(1,109)	(1,037)	(1,037)	(1,205)	(1,133)	(1,109)	(1,133)
Net flows	(3,384)	(3,497)	(3,541)	(3,682)	(3,582)	(3,384)	(3,582)
Change in market value and other	4,311	857	4,924	(1,493)	(365)	4,311	(365)
Policy charges	(537)	(536)	(534)	(506)	(479)	(537)	(479)
Ending total account value, gross	99,443	96,267	97,116	91,435	87,009	99,443	87,009
Reinsurance ceded	(9,702)	(9,271)	(9,526)	(8,764)	(8,608)	(9,702)	(8,608)
Ending total account value, net	89,741	86,996	87,590	82,671	78,401	89,741	78,401

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Account Values in General Account (1):
Beginning balance	30,844	35,140	38,942	43,350	46,900	30,844	46,900
Premiums and deposits	3,226	3,373	3,522	3,494	3,369	3,226	3,369
Full surrenders and death benefits	(237)	(266)	(296)	(239)	(306)	(237)	(306)
Premiums and deposits net of full surrenders and death benefits	2,989	3,107	3,226	3,255	3,063	2,989	3,063
Partial withdrawals and other benefit payments	(218)	(221)	(224)	(282)	(293)	(218)	(293)
Net flows	2,771	2,886	3,002	2,973	2,770	2,771	2,770
Change in market value, interest credited and other	1,513	905	960	839	(1,253)	1,513	(1,253)
Net transfers (to) from separate account	15	14	451	(254)	253	15	253
Policy charges	(3)	(3)	(5)	(8)	(10)	(3)	(10)
Ending balance, gross	35,140	38,942	43,350	46,900	48,660	35,140	48,660
Reinsurance ceded	(1,986)	(2,205)	(2,494)	(2,755)	(3,144)	(1,986)	(3,144)
Ending balance, net	33,154	36,737	40,856	44,145	45,516	33,154	45,516
Account Values in Separate Account (1):
Beginning balance	98,864	99,560	96,433	97,495	91,739	98,864	91,739
Premiums and deposits	88	113	102	149	110	88	110
Full surrenders and death benefits	(2,328)	(2,523)	(2,565)	(2,639)	(2,586)	(2,328)	(2,586)
Premiums and deposits net of full surrenders and death benefits	(2,240)	(2,410)	(2,463)	(2,490)	(2,476)	(2,240)	(2,476)
Partial withdrawals and other benefit payments	(1,072)	(1,000)	(997)	(1,166)	(1,123)	(1,072)	(1,123)
Net flows	(3,312)	(3,410)	(3,460)	(3,656)	(3,599)	(3,312)	(3,599)
Change in market value, interest credited and other	4,568	843	5,518	(1,838)	(228)	4,568	(228)
Net transfers (to) from general account	(15)	(14)	(451)	254	(253)	(15)	(253)
Policy charges	(545)	(546)	(545)	(516)	(493)	(545)	(493)
Ending balance, gross	99,560	96,433	97,495	91,739	87,166	99,560	87,166
Reinsurance ceded	(9,702)	(9,271)	(9,526)	(8,764)	(8,608)	(9,702)	(8,608)
Ending balance, net	89,858	87,162	87,969	82,975	78,558	89,858	78,558

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2024				2025
	1Q	2Q	3Q	4Q	1Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	70,679	68,512	68,960	64,932	61,716
Account Values with Auto-Rebalancing Feature - externally reinsured	2,254	2,115	2,115	1,902	1,763
Account Values without Auto-Rebalancing Feature	25,056	24,178	24,561	23,100	22,098
Total	97,989	94,805	95,636	89,934	85,577
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	6,373	6,541	5,638	6,510	6,937
Net Amount at Risk without Auto-Rebalancing Feature	2,597	2,817	2,240	2,775	2,778
Total	8,970	9,358	7,878	9,285	9,715
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	1,298	1,272	1,299	1,260	1,396	1,298	1,396	8%
Policy charges and fee income	175	165	189	149	197	175	197	13%
Net investment income	136	128	134	132	134	136	134	-1%
Asset management fees, commissions and other income	25	21	21	23	21	25	21	-16%
Total revenues	1,634	1,586	1,643	1,564	1,748	1,634	1,748	7%
Benefits and expenses (1):
Insurance and annuity benefits	1,249	1,140	1,241	1,171	1,296	1,249	1,296	4%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	40	36	35	38	35	40	35	-13%
Interest expense	2	4	2	3	5	2	5	150%
Deferral of acquisition costs	(6)	(4)	(5)	(13)	—	(6)	—	100%
Amortization of acquisition costs	1	2	1	2	2	1	2	100%
Operating expenses (2)	186	185	179	184	194	186	194	4%
Variable expenses (2)	117	102	108	113	127	117	127	9%
Total benefits and expenses	1,589	1,465	1,561	1,498	1,659	1,589	1,659	4%
Adjusted operating income (loss) before income taxes	45	121	82	66	89	45	89	98%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Annualized New Business Premiums:
Group life	189	27	35	38	225	189	225
Group disability	189	19	28	25	175	189	175
Total	378	46	63	63	400	378	400
Future Policy Benefits (1):
Group life	2,350	2,328	2,266	2,415	2,422
Group disability	3,240	3,222	3,253	3,256	3,283
Total	5,590	5,550	5,519	5,671	5,705
Policyholders' Account Balances (1):
Group life	4,889	4,782	4,878	4,915	4,519
Group disability	119	111	110	117	117
Total	5,008	4,893	4,988	5,032	4,636
Separate Account Liabilities (1):
Group life	25,265	24,546	26,021	25,126	25,547
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,098	1,123	1,137	1,168	1,196	1,098	1,196
Earned premiums	903	897	924	891	996	903	996
Earned policy charges and fee income	150	139	164	124	171	150	171
Benefits ratio (3)	90.1%	85.3%	85.0%	87.1%	87.1%	90.1%	87.1%
Administrative expense ratio (4)	11.4%	11.4%	10.5%	11.9%	10.8%	11.4%	10.8%
Persistency ratio	95.1%	95.0%	94.6%	94.6%	97.0%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	426	410	403	400	429	426	429
Earned premiums	395	375	375	369	400	395	400
Earned policy charges and fee income	25	26	25	25	26	25	26
Benefits ratio (3)	71.3%	70.4%	78.9%	72.8%	65.6%	71.3%	65.6%
Administrative expense ratio (4)	24.2%	25.0%	24.7%	26.1%	25.8%	24.2%	25.8%
Persistency ratio	93.8%	93.2%	92.9%	92.6%	95.3%
Total Group Insurance:
Benefits ratio (3)	84.7%	81.1%	83.4%	83.1%	81.3%	84.7%	81.3%
Administrative expense ratio (4)	15.0%	15.1%	14.2%	15.8%	14.8%	15.0%	14.8%
Net face amount of policies in force (in billions) (5)	2,065	2,092	2,102	2,120	2,127

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 85.3%, 64.1% and 79.4% for the three months ended June 30, 2024, respectively.
(4) Prior period ratios have been updated to conform to current period presentation.
(5) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	246	241	234	236	237	246	237	-4%
Policy charges and fee income	503	510	520	532	541	503	541	8%
Net investment income	806	762	768	753	694	806	694	-14%
Asset management fees, commissions and other income	25	16	24	19	43	25	43	72%
Total revenues	1,580	1,529	1,546	1,540	1,515	1,580	1,515	-4%
Benefits and expenses (1):
Insurance and annuity benefits	860	795	734	743	800	860	800	-7%
Change in estimates of liability for future policy benefits	(20)	87	17	11	8	(20)	8	140%
Interest credited to policyholders' account balances	206	209	201	187	182	206	182	-12%
Interest expense	300	250	256	307	260	300	260	-13%
Deferral of acquisition costs	(195)	(219)	(225)	(262)	(202)	(195)	(202)	-4%
Amortization of acquisition costs	116	110	110	106	110	116	110	-5%
Operating expenses (2)	183	118	115	175	120	183	120	-34%
Variable expenses (2)	251	266	278	330	271	251	271	8%
Total benefits and expenses	1,701	1,616	1,486	1,597	1,549	1,701	1,549	-9%
Adjusted operating income (loss) before income taxes	(121)	(87)	60	(57)	(34)	(121)	(34)	72%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	31	34	34	35	32	31	32
Universal life	20	22	19	24	24	20	24
Variable life	116	147	157	267	154	116	154
Total	167	203	210	326	210	167	210
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	44	43	45	38	35	38
Third party distribution	132	159	167	281	172	132	172
Total	167	203	210	326	210	167	210
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	33,026	33,176	33,365	33,581	33,773	33,026	33,773
Premiums and deposits	634	604	619	675	709	634	709
Surrenders and withdrawals	(436)	(414)	(445)	(410)	(463)	(436)	(463)
Net sales (redemptions)	198	190	174	265	246	198	246
Benefit payments	(48)	(43)	(30)	(43)	(68)	(48)	(68)
Net flows	150	147	144	222	178	150	178
Interest credited and other	401	388	440	308	375	401	375
Net transfers (to) from separate account	138	148	158	171	145	138	145
Policy charges	(539)	(494)	(526)	(509)	(535)	(539)	(535)
Ending balance, gross	33,176	33,365	33,581	33,773	33,936	33,176	33,936
Reinsurance ceded	(4,506)	(4,512)	(4,520)	(8,995)	(9,029)	(4,506)	(9,029)
Ending balance, net	28,670	28,853	29,061	24,778	24,907	28,670	24,907
Separate Account Liabilities:
Beginning balance	46,453	50,128	51,385	53,953	54,803	46,453	54,803
Premiums and deposits	794	904	1,018	1,179	963	794	963
Surrenders and withdrawals	(293)	(334)	(316)	(295)	(326)	(293)	(326)
Net sales (redemptions)	501	570	702	884	637	501	637
Benefit payments	(138)	(165)	(183)	(165)	(184)	(138)	(184)
Net flows	363	405	519	719	453	363	453
Change in market value, interest credited and other	3,796	1,352	2,569	673	(1,414)	3,796	(1,414)
Net transfers (to) from general account	(138)	(148)	(158)	(171)	(145)	(138)	(145)
Policy charges	(346)	(352)	(362)	(371)	(374)	(346)	(374)
Ending balance	50,128	51,385	53,953	54,803	53,323	50,128	53,323
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	286	283	280	278	274
Universal life	80	79	79	62	62
Variable life	158	160	162	167	165
Total	524	522	521	507	501

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	3,139	3,002	2,850	2,665	3,057	3,139	3,057	-3%
Policy charges and fee income	80	80	83	81	88	80	88	10%
Net investment income	1,412	1,390	1,428	1,493	1,469	1,412	1,469	4%
Asset management fees, commissions and other income	82	40	56	44	124	82	124	51%
Total revenues	4,713	4,512	4,417	4,283	4,738	4,713	4,738	1%
Benefits and expenses (1):
Insurance and annuity benefits	2,772	2,452	2,581	2,463	2,789	2,772	2,789	1%
Change in estimates of liability for future policy benefits	24	352	2	3	(3)	24	(3)	-113%
Interest credited to policyholders' account balances	279	288	315	328	347	279	347	24%
Interest expense	(1)	(2)	5	(4)	(1)	(1)	(1)	—%
Deferral of acquisition costs	(293)	(268)	(308)	(269)	(306)	(293)	(306)	-4%
Amortization of acquisition costs	159	161	164	162	165	159	165	4%
Operating expenses (2)	456	428	455	454	436	456	436	-4%
Variable expenses (2)	421	399	437	404	463	421	463	10%
Total benefits and expenses	3,817	3,810	3,651	3,541	3,890	3,817	3,890	2%
Adjusted operating income (loss) before income taxes	896	702	766	742	848	896	848	-5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan	2,933	2,753	2,649	2,464	2,860	2,933	2,860
Emerging Markets	286	329	284	282	285	286	285
Total	3,219	3,082	2,933	2,746	3,145	3,219	3,145
Annualized new business premiums:
Japan	420	424	486	402	478	420	478
Emerging Markets	97	95	102	96	98	97	98
Total	517	519	588	498	576	517	576
Annualized new business premiums by distribution channel:
Life Planners	236	194	207	205	258	236	258
Life Consultants	105	120	136	119	130	105	130
Banks	100	114	147	98	95	100	95
Independent Agency and Other	76	91	98	76	93	76	93
Total	517	519	588	498	576	517	576
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan	2,985	2,846	2,711	2,530	2,950	2,985	2,950
Emerging Markets	246	298	273	286	289	246	289
Total	3,231	3,144	2,984	2,816	3,239	3,231	3,239
Annualized new business premiums:
Japan	425	435	491	410	487	425	487
Emerging Markets	83	86	97	97	99	83	99
Total	508	521	588	507	586	508	586
Annualized new business premiums by distribution channel:
Life Planners	234	198	208	210	265	234	265
Life Consultants	106	122	137	121	132	106	132
Banks	94	110	145	99	95	94	95
Independent Agency and Other	74	91	98	77	94	74	94
Total	508	521	588	507	586	508	586

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2024				2025
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan	549	542	537	533	530
Emerging Markets	44	45	47	49	50
Total	593	587	584	582	580
Policyholder Account Balances at end of period (in millions) (1)(2):
(Constant exchange rate basis)
International Businesses	51,160	52,390	54,084	55,548	49,858
Number of individual policies in force at end of period (in thousands) (3):
Japan	11,083	11,054	11,075	11,078	11,102
Emerging Markets	765	783	820	842	855
Total	11,848	11,837	11,895	11,920	11,957
International Businesses life insurance individual policy persistency:
13 months	92.5%	91.9%	91.3%	91.4%	92.0%
25 months	84.8%	84.5%	84.0%	83.4%	83.2%
Number of Life Planners at end of period:
Japan	4,339	4,257	4,264	4,309	4,356
Emerging Markets	1,516	1,579	1,636	1,726	1,819
Total Life Planners	5,855	5,836	5,900	6,035	6,175
Life Consultants	6,792	6,724	6,861	6,844	6,840

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2024				2025	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2024	2025	% change

Revenues (1):
Premiums	(2)	(7)	(9)	(2)	(9)	(2)	(9)	-350%
Policy charges and fee income	(14)	(14)	(14)	(15)	(15)	(14)	(15)	-7%
Net investment income	273	286	326	349	330	273	330	21%
Asset management fees, commissions and other income	(227)	(301)	(232)	(303)	(323)	(227)	(323)	-42%
Total revenues	30	(36)	71	29	(17)	30	(17)	-157%
Benefits and expenses (1):
Insurance and annuity benefits	(5)	(7)	(3)	(4)	(8)	(5)	(8)	-60%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	22	21	20	21	12	22	12	-45%
Interest expense	173	174	156	174	207	173	207	20%
Deferral of acquisition costs	17	56	88	27	33	17	33	94%
Amortization of acquisition costs	(10)	(10)	(22)	(14)	(16)	(10)	(16)	-60%
Operating expenses (2)	305	133	340	324	155	305	155	-49%
Variable expenses (2)	(37)	(32)	(21)	(9)	15	(37)	15	141%
Total benefits and expenses	465	335	558	519	398	465	398	-14%
Adjusted operating income (loss) before income taxes	(435)	(371)	(487)	(490)	(415)	(435)	(415)	5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2025							December 31, 2024
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio	Division	Withheld (1)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	230,348	18,959	4,542	206,847	54.3%			230,018	19,103	4,837	206,078	54.9%
Private, available-for-sale, at fair value	85,209	9,875	2,731	72,603	19.1%			81,179	9,625	2,795	68,759	18.3%
Fixed maturities, trading, at fair value	13,194	654	7,919	4,621	1.2%			12,447	647	7,732	4,068	1.1%
Assets supporting experience-rated contractholder liabilities, at fair value	3,769	—	—	3,769	1.0%			3,707	—	—	3,707	1.0%
Equity securities, at fair value	8,309	1,468	—	6,841	1.8%			8,896	1,642	—	7,254	1.9%
Commercial mortgage and other loans, at book value, net of allowance	62,201	7,769	263	54,169	14.2%			61,872	7,652	233	53,987	14.4%
Policy loans, at outstanding balance	9,876	3,315	—	6,561	1.7%			9,795	3,348	—	6,447	1.7%
Other invested assets, net of allowance (2)	23,790	4,939	1,897	16,954	4.5%			23,577	4,929	1,867	16,781	4.4%
Short-term investments, net of allowance	8,707	257	40	8,410	2.2%			9,056	520	43	8,493	2.3%
Subtotal (3)	445,403	47,236	17,392	380,775	100.0%			440,547	47,466	17,507	375,574	100.0%
Invested assets of other entities and operations (4)	4,303	—	—	4,303				4,233	—	—	4,233
Total investments	449,706	47,236	17,392	385,078				444,780	47,466	17,507	379,807

Fixed Maturities by Credit Quality (3)(5):	March 31, 2025						December 31, 2024
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	176,737	2,868	20,531	—	159,074	76.9%	176,693	3,412	20,161	—	159,944	77.6%
2	44,141	574	3,471	1	41,243	19.9%	43,221	522	3,744	—	39,999	19.4%
Subtotal - High or Highest Quality Securities	220,878	3,442	24,002	1	200,317	96.8%	219,914	3,934	23,905	—	199,943	97.0%
3	5,254	56	629	—	4,681	2.3%	4,807	60	574	—	4,293	2.1%
4	1,323	40	33	—	1,330	0.6%	1,264	48	30	—	1,282	0.6%
5	427	10	21	4	412	0.2%	439	16	12	7	436	0.2%
6	123	6	8	14	107	0.1%	196	7	9	70	124	0.1%
Subtotal - Other Securities	7,127	112	691	18	6,530	3.2%	6,706	131	625	77	6,135	3.0%
Total	228,005	3,554	24,693	19	206,847	100.0%	226,620	4,065	24,530	77	206,078	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	19,883	181	1,713	—	18,351	25.3%	18,756	257	1,920	—	17,093	24.9%
2	45,313	785	3,088	—	43,010	59.2%	44,179	765	3,453	—	41,491	60.3%
Subtotal - High or Highest Quality Securities	65,196	966	4,801	—	61,361	84.5%	62,935	1,022	5,373	—	58,584	85.2%
3	7,087	106	238	—	6,955	9.6%	6,483	114	282	—	6,315	9.2%
4	3,020	20	73	1	2,966	4.1%	2,646	15	101	28	2,532	3.7%
5	1,042	25	26	32	1,009	1.4%	1,051	30	34	29	1,018	1.5%
6	451	21	8	152	312	0.4%	437	24	11	140	310	0.4%
Subtotal - Other Securities	11,600	172	345	185	11,242	15.5%	10,617	183	428	197	10,175	14.8%
Total	76,796	1,138	5,146	185	72,603	100.0%	73,552	1,205	5,801	197	68,759	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2025 and December 31, 2024, 968 securities with amortized cost of $6,457 million (fair value $6,193 million) and 803 securities with amortized cost of $4,147 million (fair value $3,840 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	March 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	101,157	64.6%	102,904	65.1%
Private, available-for-sale, at fair value	21,770	13.9%	21,603	13.6%
Fixed maturities, trading, at fair value	464	0.3%	461	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,769	2.4%	3,707	2.3%
Equity securities, at fair value	1,684	1.1%	1,845	1.2%
Commercial mortgage and other loans, at book value, net of allowance	15,731	10.0%	16,137	10.2%
Policy loans, at outstanding balance	2,712	1.7%	2,608	1.6%
Other invested assets (3)	7,078	4.5%	6,588	4.2%
Short-term investments, net of allowance	2,336	1.5%	2,324	1.5%
Total	156,701	100.0%	158,177	100.0%

	March 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	105,690	47.2%	103,174	47.4%
Private, available-for-sale, at fair value	50,833	22.7%	47,156	21.7%
Fixed maturities, trading, at fair value	4,157	1.9%	3,607	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	5,157	2.3%	5,409	2.5%
Commercial mortgage and other loans, at book value, net of allowance	38,438	17.1%	37,850	17.4%
Policy loans, at outstanding balance	3,849	1.7%	3,839	1.8%
Other invested assets, net of allowance (3)	9,876	4.4%	10,193	4.7%
Short-term investments, net of allowance	6,074	2.7%	6,169	2.8%
Total	224,074	100.0%	217,397	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended March 31,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.38%	3,313	40	4.12%	3,068	179
Equity securities	2.10%	37	—	2.32%	30	—
Commercial mortgage and other loans	4.46%	600	(50)	4.16%	527	(42)
Policy loans	4.51%	73	—	4.47%	72	—
Short-term investments and cash equivalents	4.93%	230	—	7.00%	249	(2)
Gross investment income before investment expenses	4.38%	4,253	(10)	4.20%	3,946	135
Investment expenses	-0.16%	(283)	—	-0.16%	(262)	—
Subtotal	4.22%	3,970	(10)	4.04%	3,684	135
Other investments (4)		285	(296)		311	(376)
Investment results of other entities and operations (5)		32	23		(31)	(7)
Investment results of Funds Withheld (6)		350	(390)		286	65
Less: investment income related to adjusted operating income reconciling items		(118)	—		(130)	—
Total		4,519	(673)		4,120	(183)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties. assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.18%	1,094	111	3.01%	1,051	276
Equity securities	2.14%	9	—	1.14%	5	—
Commercial mortgage and other loans	3.82%	151	(6)	3.76%	164	(19)
Policy loans	3.83%	25	—	3.79%	25	—
Short-term investments and cash equivalents	3.96%	37	—	6.14%	25	(1)
Gross investment income before investment expenses	3.26%	1,316	105	3.10%	1,270	256
Investment expenses	-0.13%	(82)	—	-0.12%	(80)	—
Subtotal	3.13%	1,234	105	2.98%	1,190	256
Other investments (2)		142	56		144	(307)
Total		1,376	161		1,334	(51)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.41%	2,219	(71)	5.13%	2,017	(97)
Equity securities	2.09%	28	—	2.85%	25	—
Commercial mortgage and other loans	4.73%	449	(44)	4.36%	363	(23)
Policy loans	4.98%	48	—	4.93%	47	—
Short-term investments and cash equivalents	5.15%	193	—	7.08%	224	(1)
Gross investment income before investment expenses	5.19%	2,937	(115)	5.06%	2,676	(121)
Investment expenses	-0.18%	(201)	—	-0.19%	(182)	—
Subtotal	5.01%	2,736	(115)	4.87%	2,494	(121)
Other investments (4)		143	(352)		167	(69)
Total		2,879	(467)		2,661	(190)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2025									Three Months Ended March 31, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,446	—	—	—	417	137	—	—	7,000	15,006	—	—	(1)	409	123	—	—	15,537
Policy charges and fee income	1,108	46	—	3	—	—	—	—	1,157	1,056	50	—	(57)	—	7	—	—	1,056
Net investment income	4,519	(3)	—	—	493	121	—	—	5,130	4,120	(4)	—	—	514	134	—	—	4,764
Realized investment gains (losses), net (3)	(157)	(489)	—	—	(57)	(27)	—	—	(730)	(102)	(85)	—	—	(125)	4	—	—	(308)
Asset management fees, commissions and other income	1,496	(190)	—	—	(33)	23	(32)	—	1,264	1,626	340	—	—	164	246	(39)	—	2,337
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(351)	—	—	—	—	—	(351)	—	—	123	—	—	—	—	—	123
Total revenues	13,412	(636)	(351)	3	820	254	(32)	—	13,470	21,706	301	123	(58)	962	514	(39)	—	23,509
Benefits and expenses:
Insurance and annuity benefits	7,344	2	—	2	729	208	—	—	8,285	15,774	50	—	(1)	859	202	—	—	16,884
Change in estimates of liability for future policy benefits	(14)	3	—	(38)	—	(1)	—	—	(50)	15	2	—	(25)	—	(9)	—	—	(17)
Interest credited to policyholders' account balances	1,083	(325)	—	—	28	39	—	—	825	902	304	—	—	30	47	—	—	1,283
Interest expense	522	—	—	—	(2)	2	—	—	522	529	—	—	—	(1)	2	—	—	530
Deferral of acquisition costs	(684)	(98)	—	—	—	—	—	—	(782)	(647)	—	—	—	—	(1)	—	—	(648)
Amortization of acquisition costs	376	28	—	—	3	—	—	—	407	362	8	—	—	3	2	—	—	375
Operating expenses (4)	1,624	—	—	—	65	43	—	(28)	1,704	1,832	—	—	—	72	223	—	8	2,135
Variable expenses (4)	1,641	—	—	—	19	14	(35)	—	1,639	1,504	—	—	—	2	83	(12)	—	1,577
Total benefits and expenses	11,892	(390)	—	(36)	842	305	(35)	(28)	12,550	20,271	364	—	(26)	965	549	(12)	8	22,119

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(55) million and $(63) million for three months ended March 31, 2025 and March 31, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(104) million and $262 million and certain derivatives of $5 million and $(16) million for three months ended March 31, 2025 and March 31, 2024, respectively.
(4) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2024									Three Months Ended September 30, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,277	—	—	—	433	110	—	—	7,820	12,527	—	—	1	393	124	—	—	13,045
Policy charges and fee income	1,061	22	—	—	—	2	—	—	1,085	1,098	48	—	(35)	—	—	—	—	1,111
Net investment income	4,218	(5)	—	—	509	127	—	—	4,849	4,436	(3)	—	—	504	118	—	—	5,055
Realized investment gains (losses), net (3)	(156)	198	—	—	(174)	(34)	—	—	(166)	(191)	(1,428)	—	—	(233)	8	—	—	(1,844)
Asset management fees, commissions and other income	1,449	11	—	—	43	106	(17)	—	1,592	1,619	408	—	—	153	134	(45)	—	2,269
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(297)	—	—	—	—	—	(297)	—	—	(146)	—	—	—	—	—	(146)
Total revenues	13,849	226	(297)	—	811	311	(17)	—	14,883	19,489	(975)	(146)	(34)	817	384	(45)	—	19,490
Benefits and expenses:
Insurance and annuity benefits	8,137	(47)	—	(2)	766	186	—	—	9,040	13,321	(13)	—	(2)	714	196	—	—	14,216
Change in estimates of liability for future policy benefits	(29)	10	—	(45)	—	(112)	—	—	(176)	66	10	—	95	—	9	—	—	180
Interest credited to policyholders' account balances	952	80	—	—	29	41	—	—	1,102	1,038	(243)	—	—	28	40	—	—	863
Interest expense	480	—	—	—	1	4	—	—	485	485	—	—	—	—	4	—	—	489
Deferral of acquisition costs	(614)	—	—	—	—	—	—	—	(614)	(636)	—	—	—	—	—	—	—	(636)
Amortization of acquisition costs	363	8	—	—	3	1	—	—	375	356	8	—	—	3	—	—	—	367
Operating expenses (4)	1,511	—	—	—	72	114	—	4	1,701	1,717	—	—	—	68	80	—	3	1,868
Variable expenses (4)	1,489	—	—	—	—	39	26	1	1,555	1,582	—	—	—	2	8	(2)	—	1,590
Total benefits and expenses	12,289	51	—	(47)	871	273	26	5	13,468	17,929	(238)	—	93	815	337	(2)	3	18,937

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(94) million and $(92) million for three months ended June 30, 2024 and September 30, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $212 million and $(547) million and certain derivatives of $(4) million and $21 million for three months ended June 30, 2024 and September 30, 2024, respectively.
(4) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2024
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,935	—	—	(1)	455	106	—	—	6,495
Policy charges and fee income	1,062	(21)	—	5	—	—	—	—	1,046
Net investment income	4,601	(5)	—	—	521	124	—	—	5,241
Realized investment gains (losses), net (3)	(136)	(664)	—	—	(237)	(74)	—	—	(1,111)
Asset management fees, commissions and other income	1,547	(603)	—	—	(42)	61	(34)	—	929
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(77)	—	—	—	—	—	(77)
Total revenues	13,009	(1,293)	(77)	4	697	217	(34)	—	12,523
Benefits and expenses:
Insurance and annuity benefits	6,843	7	—	2	644	181	—	—	7,677
Change in estimates of liability for future policy benefits	56	11	—	(58)	—	(33)	—	—	(24)
Interest credited to policyholders' account balances	1,057	206	—	—	30	41	—	—	1,334
Interest expense	525	—	—	—	(2)	3	—	—	526
Deferral of acquisition costs	(704)	—	—	—	—	—	—	—	(704)
Amortization of acquisition costs	364	8	—	—	3	—	—	—	375
Operating expenses (4)	1,810	—	—	—	71	40	—	2	1,923
Variable expenses (4)	1,687	—	—	—	3	5	(131)	1	1,565
Total benefits and expenses	11,638	232	—	(56)	749	237	(131)	3	12,672

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(178) million for three months ended December 31, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $509 million and certain derivatives of $(30) million for three months ended December 31, 2024.
(4) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

15. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

16. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

17. International Life Planners:
Captive insurance Advisors from Prudential of Japan and Brazil.

18. Life Consultants:
Captive insurance agents for Gibraltar Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

KEY DEFINITIONS AND FORMULAS

19. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

20. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

21. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

22. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

23. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

24. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

25. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

26. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

27. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2025

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of April 30, 2025
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of April 30, 2025

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.